Ironclad Managed Risk Fund

(Ticker Symbol: IRONX)

A series of Investment Managers Series Trust

Supplement dated November 22, 2019, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2019, as supplemented.

Effective immediately, the address for Ironclad Investment, LLC (the “Advisor”), the advisor to the Ironclad Managed Risk Fund, has been changed to 190 Independence Lane, Suite 2D, Maitland, Florida 32751. Accordingly, all references in the Prospectus and SAI to the Advisor’s address are revised as indicated.

Please file this Supplement with your records.